                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the Registrant                    [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             PERFORMANCE FUNDS TRUST
                 ---------------------------------------------
                (Name of Registrant as Specified in its Charter)


            --------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other that the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)      Title of each class of securities to which transaction applies:
      --------------------------------------------------------------------------

      (2)      Aggregate number of securities to which transaction applies:
      --------------------------------------------------------------------------

      (3)      Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      --------------------------------------------------------------------------

      (4)      Proposed maximum aggregate value of transaction :

      --------------------------------------------------------------------------

      (5)      Total fee paid:
      --------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)      Amount Previously Paid:
      --------------------------------------------------------------------------

      (2)      Form, Schedule or Registration Statement No.:
      --------------------------------------------------------------------------

      (3)      Filing Party:
      --------------------------------------------------------------------------

      (4)      Date Filed:
      --------------------------------------------------------------------------

                             PERFORMANCE FUNDS TRUST
                                Money Market Fund
                        Short Term Government Income Fund
                          Intermediate Term Income Fund
                              Large Cap Equity Fund
                               Mid Cap Equity Fund
                               Leaders Equity Fund
                            Advisor Growth Portfolio
                           Advisor Moderate Portfolio
                  Advisor Conservative Portfolio (the "Funds")
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


                                October 18, 2004

Dear Shareholder:

         The Board of Trustees has called a special meeting of shareholders (the "Special Meeting") of the Performance Funds Trust (the "Trust"), representing the above referenced series, to take place on November 8, 2004, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 at 11:00 a.m. Eastern Time.

The purpose of this meeting is to elect individuals to serve on the Board of Trustees and to approve a change in the Leaders Equity Fund's fundamental investment restriction regarding diversification.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the Trust.

Respectfully,





Walter B. Grimm
President and Trustee
Performance Funds Trust

                              QUESTIONS AND ANSWERS

Q.       WHY AM I RECEIVING THIS BOOKLET?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and one or more proxy cards - because you have the right to vote on important proposals concerning your Funds. You are being asked to vote to elect each of the five individuals nominated to serve on the Board of Trustees. The enclosed Proxy Statement provides additional information about the nominees. In addition, shareholders of the Leaders Equity Fund are being asked to approve a change in the Leaders Equity Fund's investment restriction regarding diversification.

Q.       WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you have more than one account in the Funds, you will receive a proxy card for each account that you own.

Q.       WHO IS ASKING FOR MY VOTE?

A. The Board is sending this Proxy Statement and the enclosed proxy card to you and all other shareholders of the Funds. The Board is soliciting your vote relating to the Special Meeting of the Funds to be held November 8, 2004.

Q.       WHO IS ELIGIBLE TO VOTE?

A. Only shareholders of the Funds who owned shares on September 29, 2004 are eligible to vote.

Q.       WHO WILL PAY FOR THIS PROXY SOLICITATION?

A.       The Funds will pay the costs of the proxy solicitation.

Q.       WHOM DO I CALL FOR MORE INFORMATION?

A. Please call the Fund at 1-800-[ ]. You also may view or obtain this and other documents from the Securities and Exchange Commission by phone:
         1-800-SEC-0330, by email: publicinfo@sec.gov or via the internet: www.sec.gov.

                             PERFORMANCE FUNDS TRUST
                                Money Market Fund
                        Short Term Government Income Fund
                          Intermediate Term Income Fund
                              Large Cap Equity Fund
                               Mid Cap Equity Fund
                               Leaders Equity Fund
                            Advisor Growth Portfolio
                           Advisor Moderate Portfolio
                         Advisor Conservative Portfolio


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 8, 2004

         A Special Meeting of Shareholders (the "Special Meeting") of each fund listed above (the "Funds"), each a portfolio of Performance Funds Trust (the "Trust") will be held at 3435 Stelzer Road, Suite 1000, Columbus, Ohio, on Monday, November 8, 2004, at 11:00 a.m. Eastern Time, for the purpose of considering and acting upon:

         1.       The election of five Trustees of the Trust;

         2. To approve a change to the Leaders Equity Fund's fundamental investment restriction regarding diversification; and

         3. Such other business as may properly come before the Special Meeting or any adjournment thereof.

               ---------------------------------------------------

         Only shareholders of record as of the close of business on September 29, 2004 may vote at the Special Meeting or any adjournment(s) of the Special Meeting.

         Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, please complete, sign, date and mail the enclosed proxy card as promptly as possible in order to save the Funds further solicitation expense. Enclosed with the proxy card is an envelope addressed to the Trust for which no postage is required if mailed in the United States

                                            BY ORDER OF THE BOARD OF TRUSTEES



                                                 Curtis W. Barnes
                                                 Secretary

October 18, 2004

                             PERFORMANCE FUNDS TRUST
                             -----------------------


                                 PROXY STATEMENT

                             -----------------------



                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 8, 2004

         The Board of Trustees of Performance Funds Trust (the "Trust") has called a special meeting of shareholders of the Money Market Fund, Short Term Government Income Fund, Intermediate Term Income Fund, Large Cap Equity Fund, Mid Cap Equity Fund, Leaders Equity Fund, Advisor Growth Portfolio, Advisor Moderate Portfolio and Advisor Conservative Portfolio (each a "Fund" and together the "Funds") to be held at 11:00 a.m., Eastern Time, on Monday, November 8, 2004, at 3435 Stelzer Road, Columbus, Ohio (the "Special Meeting"). The purpose of this Proxy Statement is to provide you with additional information regarding the proposals to be voted on at the Special Meeting and to ask you to vote in favor of the proposals and any adjournment of the Special Meeting.

         This Notice of Special Meeting of Shareholders and Proxy Statement will be mailed to shareholders on or about October 19, 2004.

         Trustmark Investment Advisors, Inc., ("Trustmark" or the "Adviser"), located at 248 East Capitol Street, Jackson, Mississippi 39201, provides investment advisory services to the Funds. Trustmark is a wholly-owned subsidiary of Trustmark National Bank. Trustmark National Bank is a wholly-owned subsidiary of Trustmark Corporation, a bank holding company. Trustmark National Bank is a national banking association, which provides a full range of banking and trust services to clients.

         The administrator for the Funds is BISYS Fund Services, Inc. ("BISYS"). The distributor (principal underwriter) for the Funds is Performance Funds Distributor, Inc. (the "Distributor"). The address for BISYS and the Distributor is 3435 Stelzer Road, Columbus, Ohio, 43219-3035.



PROPOSALS FOR SHAREHOLDER APPROVAL

         The table below has been prepared to assist you in determining which proposals apply to the Fund(s) you own.

------------------------------------------------------------------------------
FUNDS                     PROPOSALS

------------------------------------------------------------------------------

ALL FUNDS                 PROPOSAL 1:
                          Election of Five Trustees of the Trust.

LEADERS EQUITY FUND       PROPOSAL 2:

                          Approval of a change to the fundamental
                          investment restriction regarding diversification.
------------------------------------------------------------------------------


SOLICITATION OF PROXIES

         In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See "Shareholder Meeting Costs").

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

         Each share of each Fund is entitled to one vote on Proposal 1 and on each other matter that it is entitled to vote upon at the Special Meeting. Each share of the Leaders Equity Fund is entitled to one vote on Proposal 2. In order for the Special Meeting to go forward there must be a quorum present. This means that at least one third (1/3) of the shares eligible to vote must be represented at the Special Meeting either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the Special Meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. If a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Special Meeting (or any adjournment of the Special Meeting).

         You may revoke your proxy at any time up until voting results are announced at the Special Meeting. You can do this by writing to the Secretary of the Trust or by voting in person at the Special Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again - using your original proxy card. If you return a signed proxy card without voting instructions, your shares will be voted "for" each proposal.

         Only shareholders of record of the Funds on September 29, 2004 may vote at the Special Meeting or any adjournment of the Special Meeting. None of the matters to be presented at the Special Meeting will entitle any shareholder to cumulative voting or appraisal rights. See "Outstanding Shares and Substantial Shareholders" for record date shares of the Funds.

         Proposal 1 requires the affirmative vote of a plurality of votes cast by shareholders of the Funds entitled to vote.

OTHER MATTERS

         At this point, we know of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. However, if any other matters do come up that call for a vote of shareholders, the persons named as proxies will vote upon those matters according to their best judgment.

ANNUAL AND SEMI-ANNUAL REPORT

         COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL REPORT. COPIES OF THE REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE TRUST, 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING 1-888-[ ].



                     PROPOSAL 1 (Shareholders of all Funds)

                     ELECTION OF FIVE TRUSTEES OF THE TRUST

         At the Special Meeting, you will be asked to elect five nominees listed below as Trustees of the Trust. The Board has nominated the individuals listed below for election as Trustees, each to hold office until the next meeting of shareholders for the election of Trustees and until his or her successor is elected and qualified. Three of the nominees (Walter P. Neely, Joe. J. Powell III and Walter B. Grimm) currently serve as Trustees of the Trust. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

          James Harold Daughdrill, III and Shirley F. Olsen were selected by the Board's Nominating Committee and recommended to the independent Board members for election on

September 3, 2004. The independent Board members nominated and recommended their election by shareholders on September 3, 2004.

         Mr. Grimm is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Grimm is Senior Vice President of BISYS.

         The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

         The five nominees for Trustees of the Trust, their ages, addresses, descriptions of their principal occupations during the past five years, and the number of Fund shares owned by each are listed in the tables below. Below the nominee information are listed the principal executive officers of the Trust, including their ages, addresses, positions with the Funds and principal occupations during the past five years.

----------------------------------------------------------------------------------------------------------------------------------
                                POSITION, TERM OF                               NUMBER OF
                              OFFICE AND LENGTH OF         PRINCIPAL          PORTFOLIOS IN       OTHER DIRECTORSHIPS HELD BY
   NAME, AGE AND ADDRESS*             TIME           OCCUPATION(S) DURING     FUND COMPLEX            TRUSTEE OR NOMINEE+
                                 WITH THE TRUST**        PAST 5 YEARS          OVERSEEN BY
                                                                               TRUSTEE OR
                                                                              NOMINEE FOR
                                                                                 TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES/NOMINEES
----------------------------------------------------------------------------------------------------------------------------------
Walter B. Grimm***, (58)            Trustee,         Employee of BISYS             11          American Performance Funds,
3435 Stelzer Road                9/98 to present     Fund Services - 6/92                      Variable Insurance Funds, and The
Columbus, OH 43219                                   to present                                Coventry Group
                                                     Currently serves as
                                                     Senior Vice
                                                     President.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Walter P. Neely, Ph.D., (59)       Trustee and       Professor and                 11                         N/A
1701 North State Street             Chairman,        Consultant, Millsaps
Jackson, MS 39210                5/92 to present     College, Jackson
                                                     Mississippi, since
                                                     1980.
----------------------------------------------------------------------------------------------------------------------------------
Joe J. Powell III, (51)             Trustee,         Founder, Director             11                         N/A
417 Glenway Drive               11/02 to present     and President,
Jackson, MS 30602                                    Maximum Information
                                                     Technology, Inc.,
                                                     2000 to present;
                                                     Executive Vice
                                                     President and
                                                     Director, First
                                                     Deposit Guaranty
                                                     1995-2000.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                POSITION, TERM OF                               NUMBER OF
                              OFFICE AND LENGTH OF         PRINCIPAL          PORTFOLIOS IN       OTHER DIRECTORSHIPS HELD BY
   NAME, AGE AND ADDRESS*             TIME           OCCUPATION(S) DURING     FUND COMPLEX            TRUSTEE OR NOMINEE+
                                 WITH THE TRUST**        PAST 5 YEARS          OVERSEEN BY
                                                                               TRUSTEE OR
                                                                              NOMINEE FOR
                                                                                 TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

NOMINEES FOR NON-INTERESTED
TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
James Harold Daughdrill,       Nominee for Trustee   President and Chief           11                         N/A
III****, (49)                     of the Trust       Executive Officer,
2829 Lakeland Drive                                  The Walker
Jackson MS 39232                                     Companies,
                                                     1991-present.
----------------------------------------------------------------------------------------------------------------------------------
Shirley F. Olsen, (57)         Nominee for Trustee   Consultant, The               11                         N/A
70 St. Andrews Place,             of the Trust       Olson Consulting
Jackson, MS 39211                                    Group LLC, 1997-
                                                     present.
----------------------------------------------------------------------------------------------------------------------------------

OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
Walter B. Grimm (58)            President of the     Employee of BISYS             N/A                        N/A
3435 Stelzer Road                    Trust,          Fund Services - 6/92
Columbus, OH 43219               9/98 to present     to present
                                                     Currently serves as
                                                     Senior Vice
                                                     President.
----------------------------------------------------------------------------------------------------------------------------------
Curtis W. Barnes (50)           Secretary of the     Vice President,               N/A                        N/A
3435 Stelzer Road                    Trust,          Legal Services,
Columbus, OH 43219               5/99 to present     BISYS Fund Services
                                                     - Since May 1995.
----------------------------------------------------------------------------------------------------------------------------------
Nadeem Yousaf (34)              Treasurer of the     Vice President, Tax           N/A                        N/A
3435 Stelzer Road                    Trust,          & Financial
Columbus, OH 43219               2/00 to present     Services, BISYS Fund
                                                     Services - Since
                                                     August 1999.
----------------------------------------------------------------------------------------------------------------------------------
George Stevens, (53)            Chief Compliance     From September 1996           N/A                        N/A
3435 Stelzer Road                Officer of the      to present, employee
Columbus, OH 43219                   Trust,          of BISYS Fund
                                 9/04 to present     Services.
----------------------------------------------------------------------------------------------------------------------------------

* Unless specified otherwise, the address of each Trustee/Nominee is 3435 Stelzer Road, Columbus OH 43219.

** The Trustee may serve until his or her death, resignation, removal or retirement.

*** Mr. Grimm is deemed to be an "interested person" of the Trust, as defined by the 1940 Act.

**** Mr. Daughdrill serves as President and CEO of The Walker Companies ("Walker"). He does not own any stock of Walker. Walker has a $2,500,000 unsecured line of credit with Trustmark National Bank ("TNB"). The Adviser is a wholly-owned subsidiary of TNB. The line of credit is used for funding short-term investments. There is no balance outstanding as of October 4, 2004. The highest amount outstanding on the line of credit during the period June 1, 2002 and May 31, 2004 was $1,000,000. The rate of interest charged is 90-day LIBOR plus 2.00%, adjusted quarterly. In addition, Walker has a $3,050,000 loan with TNB secured by a first deed of trust on certain real property owned by Walker. The loan was used to finance a land purchase held for investment purposes. The balance outstanding as of October 4, 2004 is $2,615,000. The highest amount outstanding on the loan during the period June 1, 2002 and May 31, 2004 was $3,050,000. The rate of interest charged is 90-day LIBOR plus 2.25%, adjusted quarterly.

+ Directorships in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

         The Trust has an Audit Committee, consisting of Messrs. Neely, Powell and Grimm. Except for Mr. Grimm, the members of the committee are not "interested persons" of the Trust, as defined by the 1940 Act (collectively, the "Non-Interested Trustees"). The Audit Committee has adopted a charter setting forth its primary duties as follows: (1) to recommend the selection, retention or termination of auditors and to evaluate the independence of auditors, (2) to meet with the Trust's independent auditors as necessary, (3) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by the Adviser or the auditors, (4) to review the fees charged by the auditors for audit and non-audit services, (5) to investigate improprieties or suspected improprieties in Fund and Adviser operations, (6) to review the findings of Securities and Exchange Commission ("SEC") examinations and consult with the Adviser on appropriate responses, (7) to review any violations of the Code of Ethics for the Funds, the Adviser and any other service provider required to have its employees report their personal securities trades, (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate, and (9) to review any proposed plans of merger, sale, acquisitions, conversions or other similar transactions for the Funds and report its findings and recommendations to the Board. The Audit Committee met three times during the fiscal years ended May 31, 2004.

         The Trust also has a Nominating and Governance Committee that is comprised of the Non-Interested Trustees. The Nominating and Governance Committee has adopted a charter, which is included as Appendix A, setting forth its primary duties as follows: (1) evaluate the qualifications of potential interested and Non-Interested Trustees; (2) to establish policies and procedures for the review of shareholder recommended nominees; (3) make recommendations to the full Board for membership on Board committees; and (4) review the Board's committee structure and duties. The Nominating and Governance Committee Charter identifies evaluation criteria for trustee candidates. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating and Governance Committee in care of the Trust. The Nominating and Governance Committee met once during the fiscal year ended May 31, 2004.

         With respect to the criteria for selecting Non-Interested Trustees, it is expected that all candidates will possess the following minimum qualifications: personal integrity; ability to act independently with regard to the Trust's affiliates and others in order to protect the interests of the Trust and its shareholders; demonstrated ability to use sound business judgment; sufficient financial or accounting knowledge to evaluate and analyze financial accounting and audit reports; breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern; and ability to provide the necessary time to prepare for and attend all required meetings of the Board, applicable committees and disinterested Trustees, as required to adequately perform the duties of a Trustee and committee member. The Nominating and Governance Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the candidate had additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a Non-Interested Trustee. The Nominating and Governance Committee may use a search firm or other sources to identify and evaluate Board candidates.

         In recommending the election of Mr. Daughdrill and Ms. Olson, the Nominating and Governance Committee considered, among other things, the criteria described in the above paragraph. As part of the nomination process, the nominees completed questionnaires requesting relevant information such as experience and material transactions. Each nominee was recommended to the Nominating and Governance Committee by a Nominating and Governance Committee member.

         During the fiscal year ended May 31, 2004, the Board held a total of five meetings. Each Trustee attended all of the meetings held during this period. Each Trustee also attended all of the meetings of the committees of the Board on which he served during that time.

         Correspondence intended for each Trustee may be sent to the attention of the individual Trustee or to the Board at 3435 Stelzer Road, Columbus, OH 43129. All communications addressed to the Board of Trustees or any individual Trustee will be logged and sent to the Board or individual Trustee. The Trust does not hold annual meetings and, therefore, does not have a policy with respect to Trustees' attendance at such meetings.

         The Trustees and nominees who beneficially own shares of the Funds are listed in the following tables with the dollar range of their ownership in each as of September 29, 2004.

-------------------------------------------------------------------------------------------------------------
FUNDS                                      INTERESTED TRUSTEE                 NON-INTERESTED TRUSTEES

                                                 GRIMM                     NEELY                     POWELL
                                                -------                    -----                     ------
MONEY MARKET                                 10,001-50,000                  None                      None
SHORT TERM GOVERNMENT INCOME                                                None                      None
INTERMEDIATE TERM INCOME                                                    None                      None
LARGE CAP EQUITY                                                            None                      None
MID CAP EQUITY                                                              None                      None
LEADERS EQUITY                                                              None                      None
ADVISOR GROWTH PORTFOLIO                                                    None                      None
ADVISOR MODERATE PORTFOLIO                                                  None                      None
ADVISOR CONSERVATIVE PORTFOLIO                                              None                      None
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
FUNDS                                                               NOMINEES FOR NON-INTERESTED TRUSTEES

                                                                     DAUGHDRILL                    OLSON
                                                                     ----------                    -----
MONEY MARKET                                                       Over $100,000                   None
SHORT TERM GOVERNMENT INCOME                                           None                        NONE
INTERMEDIATE TERM INCOME                                               None                        None
LARGE CAP EQUITY                                                       None                        None
MID CAP EQUITY                                                         None                        None
LEADERS EQUITY                                                         None                        None
ADVISOR GROWTH PORTFOLIO                                               None                        None
ADVISOR MODERATE PORTFOLIO                                             None                        None
ADVISOR CONSERVATIVE PORTFOLIO                                         None                        None
-------------------------------------------------------------------------------------------------------------

Ownership of Securities of Certain Entities

         The nominees for Non-Interested Trustees and/or their immediate family members do not own securities of the Adviser, the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

         As compensation for their service to the Trust, each Non-Interested Trustee receives an annual retainer of $5,000, plus $1,000 for each Board meeting attended. Trustees also are reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended May 31, 2004.

----------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL COMPENSATION
                               AGGREGATE               PENSION OR RETIREMENT BENEFITS   FROM THE TRUST AND
                               COMPENSATION FROM       ACCRUED AS PART OF THE TRUST'S   FUND COMPLEX
NAME OF TRUSTEE                THE TRUST               EXPENSES                         (11 FUNDS)
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Walter B. Grimm*               $0                                                       $0
----------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
James T. Mallette **           $10,500                                                  $10,500
Walter P. Neely                $14,000                                                  $14,000
John J. Pileggi***             $10,000                                                  $10,000
Joe J. Powell, III             $11,000                                                  $11,000
----------------------------------------------------------------------------------------------------------------

*        Mr. Grimm receives no compensation from the Trust.

**       Mr. Mallette resigned from the Trust effective May 11, 2004.

***      Mr. Pileggi resigned from the Trust effective May 11, 2004.

REQUIRED VOTE

         Election of each nominee as a Trustee of the Trust requires the vote of a plurality of the votes cast at the Special Meeting in person or by proxy, provided that a quorum is present. The votes of each Fund will be counted together for the election of the Trustees. Shareholders who vote FOR Proposal 1 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

                THE BOARD, INCLUDING THE NON-INTERESTED TRUSTEES,
                    UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
            VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES

            PROPOSAL 2 (Shareholders of the Leaders Equity Fund Only)

                 APPROVAL OF CHANGE TO THE LEADERS EQUITY FUND'S
          FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION

         The 1940 Act requires investment companies (such as the Trust) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote ("fundamental restrictions"). Among these fundamental restrictions, the Trust has adopted a restriction regarding diversification which states:

         No Fund (except for the Leaders Equity Fund, the Dynamic Income Fund and the Portfolios) may, with respect to 75% (100% with respect to the Money Market Fund and the Treasury Fund) of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer provided however, the Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof.

The Adviser believes the Leaders Equity Fund has effectively operated as a "diversified fund" since its inception. The Adviser recommended that the Fund revise the policy to become a diversified fund. Accordingly, the Board proposes that this policy be changed as follows:

         No Fund (except for the Dynamic Income Fund and the Portfolios) may, with respect to 75% (100% with respect to the Money Market Fund and the Treasury Fund) of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer provided however, the Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof.

REQUIRED VOTE

         Approval of Proposal 2 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Leaders Equity Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Leaders Equity Fund shares are present or represented by proxy at the Special Meeting, or (2) more than 50% of the outstanding shares of the Leaders Equity Fund entitled to vote at the Special Meeting.

                             ----------------------


INDEPENDENT AUDITORS

             PricewaterhouseCoopers LLP ("PWC"), serves as the independent auditors for the Trust. PWC provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PWC is located at 100 East Broad Street, Columbus, Ohio, 43215. PWC's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

             PWC has served as the Funds' independent certified public accountants since 1998, providing audit, tax and other related services. Representatives of PWC are not expected to be present at the Special Meeting.

         AUDIT FEES

         The aggregate fees billed by PWC for professional services rendered for the audit of the Funds' annual financial statements for the last two respective fiscal years were as follows:

                  2003                     $ 72,239
                  2004                     $104,000

         ALL OTHER FEES

         The aggregate fees billed by PWC for professional services rendered for tax compliance, tax advice and tax planning for the last two respective fiscal years were as follows:

                  2003                     $ 28,029
                  2004                     $ 26,000


OUTSTANDING SHARES AND SUBSTANTIAL SHAREHOLDERS

         The following list sets forth the shares outstanding for each Fund as of September 29, 2004, the Record Date.

----------------------------------------------------------------------------
             FUND                                        SHARES
                                                OUTSTANDING AS OF 9/29/2004
----------------------------------------------------------------------------
MONEY MARKET                                         549,879,547.76
----------------------------------------------------------------------------
SHORT TERM GOVERNMENT INCOME                           8,046,787.79
----------------------------------------------------------------------------
INTERMEDIATE TERM INCOME                               7,815,414.81
----------------------------------------------------------------------------
LARGE CAP EQUITY                                       6,394,103.99
----------------------------------------------------------------------------
MID CAP EQUITY                                         5,535,831.28
----------------------------------------------------------------------------
LEADERS EQUITY                                         4,588,220.99
----------------------------------------------------------------------------
ADVISOR GROWTH PORTFOLIO                                 643,895.17
----------------------------------------------------------------------------
ADVISOR MODERATE PORTFOLIO                               891,908.04
----------------------------------------------------------------------------
ADVISOR CONSERVATIVE PORTFOLIO                           590,870.75
----------------------------------------------------------------------------


         As of September 29, 2004, the shareholders identified below were known by the Trust to own 5% or more of the outstanding interests in the Funds listed below and in the following capacity:


--------------------------------------------------------------------------------------------------
    NAME, ADDRESS OF SHAREHOLDER                                      NUMBER OF      PERCENTAGE
               AND FUND*                     TYPE OF OWNERSHIP         SHARES          OF FUND
--------------------------------------------------------------------------------------------------
Advisor Conservative Portfolio - Class C

Trustmark
248 E Capital Street                              Record             502,594.32        85.06%
ATTN Teresa Scheel
Jackson, MS 39201

Pershing LLC                                      Record             88,275.43         14.94%
P.O. Box 2052
Jersey City, NJ  07303-9998
--------------------------------------------------------------------------------------------------
Advisor Growth Portfolio - Class C

Trustmark
248 E Capital Street                              Record             500,000.00        77.65%
ATTN Teresa Scheel
Jackson, MS 39201

Pershing LLC                                      Record             14,3858.13        22.34%
P.O. Box 2052
Jersey City, NJ  07303-9998
--------------------------------------------------------------------------------------------------
Advisor Moderate Portfolio - Class C

Trustmark
248 E Capital Street                              Record             500,092.05        56.07%
ATTN Teresa Scheel
Jackson, MS 39201

Pershing LLC                                      Record             390,649.17        43.80%
P.O. Box 2052
Jersey City, NJ  07303-9998
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Intermediate Term Income Fund - Class I

Harman & Co.
c/o Trustmark National Bank                       Record           6,565,853.124       93.67%
Trust Department
P.O. Box 291
Jackson, MS 39205-0291
--------------------------------------------------------------------------------------------------
Intermediate Term Income Fund - Class A

Nationwide Trust Company
FSB                                               Record            608,105.165        80.29%
PO Box 182029
Columbus, OH 43218-2029

Donaldson Lufkin Jenrette
Securities Corporation Inc.                       Record             105,567.68        13.94%
P.O. Box 2052
Jersey City, NJ  07303-9998

--------------------------------------------------------------------------------------------------
Intermediate Term Income Fund - Class B

Donaldson Lufkin Jenrette
Securities Corporation Inc.                       Record             43,131.53         88.79%
P.O. Box 2052
Jersey City, NJ  07303-9998


Sterne Agee  Leach Inc
A C 5756-1651                                   Beneficial            5,325.75         10.96%
813 Shades Creek Pkwy
Birmingham,  AL  35209

--------------------------------------------------------------------------------------------------
Large Cap Equity Fund - Class B

Donaldson Lufkin Jenrette
Securities Corporation Inc.                       Record             165,588.68        88.65%
P.O. Box 2052
Jersey City, NJ  07303-9998

--------------------------------------------------------------------------------------------------
Large Cap Equity Fund - Class A

Nationwide Trust Company
FSB                                               Record             874,177.07        48.81%
PO Box 182029
Columbus, OH 43218-2029

Donaldson Lufkin Jenrette                         Record             760,569.80        42.47%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

--------------------------------------------------------------------------------------------------
Large Cap Equity Fund -Class I

Harman & Co.
c/o Trustmark National Bank                       Record            3,925,894.47       88.89%
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Leaders Equity Fund - Class A

Nationwide Trust Company
FSB                                               Record             95,497.20         49.18%
PO Box 182029
Columbus, OH 43218-2029

Donaldson Lufkin Jenrette
Securities Corporation Inc.                       Record             89,216.12         45.95%
P.O. Box 2052
Jersey City, NJ  07303-9998

--------------------------------------------------------------------------------------------------
Leaders Equity Fund - Class B

Donaldson Lufkin Jenrette
Securities Corporation Inc.                       Record             35,193.21         98.15%
P.O. Box 2052
Jersey City, NJ  07303-9998

--------------------------------------------------------------------------------------------------
Leaders Equity Fund - Class I

Harman & Co.
c/o Trustmark National Bank                       Record            4,045,660.29       92.83%
Trust Department
P.O. Box 291
Jackson, MS 39205-0291

--------------------------------------------------------------------------------------------------
Mid Cap Equity Fund - Class B

Donaldson Lufkin Jenrette
Securities Corporation Inc.                       Record             53,212.12         71.74%
P.O. Box 2052
Jersey City, NJ  07303-9998

LINSCO Private Leger Corp.
For Benefit of Linda S Montgomery               Beneficial           11,216.22         15.12%
9785 Towne Centre Drive
San Diego, CA 92121-1968


Sterne Agee  Leach Inc                          Beneficial            7,571.13         10.21%
A C 5756-1651
813 Shades Creek Pkwy
Birmingham,  AL  35209

--------------------------------------------------------------------------------------------------
Mid Cap Equity Fund - Class A

Nationwide Trust Company
FSB                                               Record             897,711.11        62.73%
PO Box 182029
Columbus, OH 43218-2029

Donaldson Lufkin Jenrette
Securities Corporation Inc.                       Record             410,888.04        28.71%
P.O. Box 2052
Jersey City, NJ  07303-9998

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Mid Cap Equity Fund - Class I

Harman & Co.
c/o Trustmark National Bank                       Record             3605121.50        89.44%
Trust Department
P.O. Box 291
Jackson, MS 39205-0291
--------------------------------------------------------------------------------------------------
Money Market Fund - Class B

Donaldson Lufkin Jenrette
Securities Corporation Inc.                       Record             224,996.80        98.83%
P.O. Box 2052
Jersey City, NJ  07303-9998

--------------------------------------------------------------------------------------------------
Money Market Fund - Class A

Frazer Davidson                                 Beneficial          5,043,391.46       11.27%
500 E. Capital Street
Jackson, MS 39201

St. Dominic Jackson Memorial Hospital           Beneficial          4,283,706.00       9.58%
969 Lakeland Drive
Jackson, MS 39216-4602
--------------------------------------------------------------------------------------------------
Money Market Fund - Class I

Harman & Co.
c/o Trustmark National Bank                       Record           499,798,775.97      98.99%
Trust Department
P.O. Box 291
Jackson, MS 39205-0291
--------------------------------------------------------------------------------------------------
Short Term Government Income Fund -
Class A

Nationwide Trust Company
FSB                                               Record             537,024.45        60.52%
PO Box 182029
Columbus, OH 43218-2029

Donaldson Lufkin Jenrette
Securities Corporation Inc.                       Record             330,860.84        37.29%
P.O. Box 2052
Jersey City, NJ  07303-9998

--------------------------------------------------------------------------------------------------
Short Term Government Income Fund -
Class I

Harman & Co.
c/o Trustmark National Bank                       Record            6,507,957.95       90.90%
Trust Department
P.O. Box 291
Jackson, MS 39205-0291
--------------------------------------------------------------------------------------------------

---------------

* As of the close of business on September 29, 2004, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund.

SHAREHOLDER MEETING COSTS

          The Funds will be responsible for the cost of preparing, printing and mailing the enclosed proxy card, and accompanying notice and Proxy Statement and all other costs in connection with solicitation of proxies related to the required approvals.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

             The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Shareholder Proposals

         The Trust is not required to hold annual shareholders meetings. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholders meeting must be received by the Trust no later than 120 days prior to the date the Proxy Statement is mailed to shareholders.



                                         BY ORDER OF THE BOARD OF TRUSTEES



                                         Walter B. Grimm

                                         Trustee and President

October 12, 2004

                                                                   EXHIBIT A


                             PERFORMANCE FUNDS TRUST
                                  (THE "TRUST")
                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER


NOMINATING COMMITTEE MEMBERSHIP

         The Nominating and Governance Committee shall be composed entirely of independent trustees.


BOARD NOMINATIONS AND FUNCTIONS

1. The Committee shall make nominations for independent trustee membership on the Board of Trustees. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Trust's manager, other affiliates, and other principal services providers. Persons selected must be disinterested in terms of both the letter and the spirit of the Investment Company Act of 1940, as amended (the "1940 Act"). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family ---- relationships with managers of service providers. The Committee shall take into consideration such factors as it deems appropriate in evaluating candidates' qualifications for Board membership, including, without limitation, those specified on Attachment A hereto.

2. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3. The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the independent trustees as a group.

5. The Committee shall appoint its Chairman by a majority vote of its members.

COMMITTEE NOMINATIONS AND FUNCTIONS

1. The Committee shall make recommendations for membership on all committees and shall review committee assignments as it deems appropriate.

2. The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Trust. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired, whether such stockholder believes such individual is, or is not, an "interested person" of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). Any such submission, in order to be considered for inclusion in the Trust's proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Trust's By-laws. Additional information that the Committee deems, in its sole discretion, necessary to evaluate a candidate shall be provided promptly upon the Committee's request.

OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Trustees, including any term limits, limits on the number of boards (or committees) on which a Trustee may sit, and normal retirement age.

2. The Committee shall have the authority to retain and terminate any search firm to be used to identify Trustee nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

3. The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

4. The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

5. The Committee shall monitor the performance of legal counsel employed by the Funds and the independent trustees, and shall be responsible for the hiring and supervision of counsel for the independent trustees, if necessary.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel for the independent trustees and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter as it deems appropriate and recommend any changes to the full Board of Trustees.

8. The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

                                  Attachment A
                                       to
                      Performance Funds Trust (the "Trust")
                   Nominating and Governance Committee Charter

The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Nominating and Governance Committee. The Trust's intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties the responsibilities of disinterested Trustees of the Trust's Board.

In general, disinterested Trustees as a group:

         o should be drawn from the ranks of respected and accomplished senior leaders

         o should strive to achieve diversity in terms of gender and race.

         o        should reflect a diversity of business experience

         o should represent, to the extent possible, a balance of experience in a diversity of industries and management roles.

The following factors should be taken into consideration by the Nominating Committee when evaluating a disinterested Trustee candidate:

         o        personal integrity

         o an ability to act independently with regard to the Trust's affiliates and others in order to protect the interests of the Trust and its shareholders.

         o a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues

         o a sufficient financial or accounting knowledge to evaluate and analyze, financial accounting and audit reports

         o a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern

         o an ability to provide the necessary time to prepare for and attend all required meetings of the Board, applicable committees and disinterested Trustees, as required to adequately perform the duties of a Trustee and committee member an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Trust, the Board, applicable committees, and the Trust's shareholders a diversity of interests evidenced by participation in community, charitable or other similar activities

                                   PROXY CARD

                             Performance Funds Trust


                         Special Meeting of Shareholders


                                November 8, 2004


The undersigned hereby appoints each of Lara Bocskey and Curtis Barnes, as proxies, with the power to appoint his (or her) substitute, and hereby authorizes him (or her) to represent and to vote, as designated below, all shares of the Performance Funds Trust (the "Funds") held of record by the undersigned on September 29, 2004 or any adjournment thereof.


You are encouraged to specify your choices by marking the appropriate boxes BELOW. If you do not mark any boxes, your proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this proxy card.


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUNDS. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.


Please mark your votes as in this example. |X|

                                                                             ----------------------------
                                                                                             WITHHOLD
                                                                                   FOR      AUTHORITY
---------------------------------------------------------------------------------------------------------
Proposal 1:

To elect the following five nominees as Trustees of the Funds, each of whom will serve until his or her successor is elected and qualified:


 To vote 100% FOR all nominees, just mark this box :
                                                                                   [ ]
                                    or
     To vote individually, please mark the appropriate boxes:

              (1) Walter P. Neely                                                  [ ]          [ ]

              (2) Joe J. Powell III                                                [ ]          [ ]

              (3) Walter B. Grimm                                                  [ ]          [ ]

              (4) James Harold Daughdrill, III                                     [ ]          [ ]

              (5) Shirley F. Olson                                                 [ ]          [ ]

---------------------------------------------------------------------------------------------------------

                                                                            For      Against     Abstain
---------------------------------------------------------------------------------------------------------
Proposal 2:                                                                 [ ]        [ ]         [ ]
----------


    To approve a change in the Leaders Equity Fund's fundamental investment restriction regarding diversification.

Proposal 3:
----------

    To transact such other business as may properly come before the Special
    Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the above proposals.

---------------------------------------------------------------------------------------------------------



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1and 2. By signing and dating the lower portion of this proxy card, you authorize the proxies to vote the proposals as marked, or if not marked to vote FOR Proposals 1 and 2, and to take their discretion to vote any other matter as may properly come before the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete and mail this proxy card at once in the enclosed envelope.





----------------------------------   ------------------------------------------
Signature                  Date      Signature                          Date

-------------------------------------------------------------------------------
NOTE: PLEASE SIGN YOUR NAME EXACTLY AS YOUR SHAREHOLDER NAME OR NAMES APPEAR ON THE ACCOUNT. THIS WILL AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.
-------------------------------------------------------------------------------

For your convenience, you may vote by returning the proxy card in the enclosed postage-paid envelope.